UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): 5/1/2026
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Exodus Movement, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Texas		001-42047	81-3548560
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

15418 Weir St. #333
Omaha,	Nebraska		68137
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s Telephone Number, Including Area Code: 833-992-2566
(Former Name or Former Address, if Changed Since Last Report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.000001 per share	EXOD	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) On May 1, 2026, Exodus Movement, Inc. ("Exodus" or the "Company") held an annual meeting of shareholders (the "Annual General Meeting") at 1115 Dodge St., Omaha, NE 68102 (Tenaska Center for Arts Engagement). As of the close of business on March 6, 2026, the record date for the Annual General Meeting (the "Record Date"), there were 10,628,459 shares of our Class A common stock and 19,185,163 shares of our Class B common stock (collectively, “common stock”) issued and outstanding and entitled to vote at the Annual General Meeting. At least a majority of the voting power which could be cast by the holders of all outstanding shares of common stock entitled to vote at the Annual General Meeting were present or represented at the Annual General Meeting with respect to the proposals below, constituting a quorum for purposes of each proposal.

(b) The certified results of the matters voted on at the Annual General Meeting, which are described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on March 17, 2026 (the "Proxy Statement"), are set forth below.

Proposal No. 1 – Re-election of each of Jon Paul Richardson, Daniel Castagnoli, Margaret Knight, Carol MacKinlay, and Tyler Skelton until the 2027 annual meeting of shareholders or until their respective successors are duly elected and qualified or until such director’s earlier death, resignation or removal:

Nominee	For	Against	Abstain	Broker Non-Votes
Jon Paul Richardson	188,948,684	—	319,018	4,460,857
Daniel Castagnoli	189,070,888	—	196,814	4,460,857
Margaret Knight	189,167,872	—	99,830	4,460,857
Carol MacKinlay	188,972,588	—	295,114	4,460,857
Tyler Skelton	189,168,916	—	98,786	4,460,857

Each of the above nominees was re-elected following the affirmative vote of a majority of the votes cast by shareholders entitled to vote.

Proposal No. 2 – Approval and ratification of the re-appointment of Deloitte & Touche LLP ("Deloitte") as the independent registered public accounting firm for the year ending December 31, 2026:

For	Against	Abstain	Broker Non-Votes
193,633,928	54,473	40,158	—

The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXODUS MOVEMENT, INC.

Date:	May 6, 2026	By:	/s/ James Gernetzke
James Gernetzke, Chief Financial Officer